UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2023

IKENA ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40287	81-1697316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Ikena Oncology, Inc.
645 Summer Street, Suite 101
Boston, Massachusetts 02210
(Address of principal executive offices, including zip code)

(857) 273-8343

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IKNA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On May 15, 2023, Ikena Oncology, Inc., a Delaware corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Cowen and Company, LLC and William Blair & Company, L.L.C., as representatives of the underwriters listed on Schedule A thereto (collectively, the “Underwriters”), relating to an underwritten registered offering (the “Offering”) of 6,110,000 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a price of $6.550 per share, less underwriting discounts and commissions. The Offering is being made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-264517) (the “Registration Statement”), including a base prospectus that was declared effective by the Securities and Exchange Commission (the “SEC”) on May 5, 2022, as supplemented by a prospectus supplement dated May 15, 2023 (the “Prospectus Supplement”) that was filed with the SEC on May 15, 2023.

The Company estimates gross proceeds from the Offering, before deducting the underwriting discounts and commissions and other estimated offering expenses payable by the Company, will be approximately $40,020,500 million. The Offering is expected to close on May 17, 2023, subject to the satisfaction of customary closing conditions. The Company currently expects to use the net proceeds from the Offering to further ongoing clinical development of their targeted oncology programs and advance them to clinical data read outs beyond the initial data for the monotherapy portion of the ongoing IK-930 Phase 1 clinical trial in the fourth quarter of 2023 and initial clinical data for IK-595, in addition to working capital, capital expenditures and other general corporate purposes.

TD Cowen acted as lead book-runner and William Blair & Company, L.L.C. acted as joint book-running manager, and H.C. Wainwright & Co. acted as lead manager for the Offering.

The Company made customary representations, warranties and covenants concerning the Company and the Registration Statement in the Underwriting Agreement and also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). In addition, subject to certain exceptions, the Company, its officers and directors and certain other holders of the Company’s Common Stock have agreed not to offer, sell, transfer or otherwise dispose of any shares of Common Stock during the 90-day period following the date of the Prospectus Supplement.

The foregoing description of certain terms of the Underwriting Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Goodwin Procter LLP relating to the legality of the issuance and sale of the Shares is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On May 15, 2023, the Company issued a press release announcing its financial results for the quarter ended March 31, 2023. The Company also updated its corporate presentation. A copy of the press release and the updated corporate presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The corporate presentation will also be available in the investor relations section of the Company’s website at https://www.ikenaoncology.com/.

The information in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On May 15, 2023, the Company issued a press release announcing the pricing of the Offering and its entry into the Underwriting Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

Cash Runway Extension

On May 15, 2023, the Company announced that it anticipates that its existing cash and cash equivalents, including the expected gross proceeds from the Offering, will enable it to fund its operations into 2026. The Company has based this estimate on assumptions that may prove to be wrong, and it could use its capital resources sooner than it currently expects.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the Offering. The words “may,” “might,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “expect,” “estimate,” “seek,” “predict,” “future,” “project,” “potential,” “continue,” “target” and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements, such as those related to the anticipated closing of the Offering, the anticipated gross proceeds from the Offering, the Company’s intended use of proceeds from the Offering and the Company’s expectations regarding its cash runway, are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith, including, without limitation, uncertainties related to market conditions and the completion of the Offering on the anticipated terms or at all. These and other risks and uncertainties are described in greater detail in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, as well as any subsequent filings with the SEC. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. The Company explicitly disclaims any obligation to update any forward-looking statements, except as required by law. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 15, 2023, by and between Ikena Oncology, Inc. and Cowen and Company, LLC, as representative of the several underwriters named therein.

5.1	Opinion of Goodwin Procter LLP

23.1	Consent of Goodwin Procter LLP (included in its opinion filed as Exhibit 5.1)

99.1	Press release issued by Ikena Oncology, Inc. on May 15, 2023

99.2	Ikena Oncology Inc. Corporate Presentation

99.3	Press release issued by Ikena Oncology, Inc. on May 15, 2023

104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ikena Oncology, Inc.

Date: May 15, 2023	By:	/s/ Mark Manfredi
Mark Manfredi, Ph.D.
President and Chief Executive Officer